POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Alan B. Arends

hereby  constitute  and appoint  Erroll B. Davis,  Jr.,  William D. Harvey,  and
Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said
Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 10th day of September, 1999.

                                             /s/ Alan B. Arends
                                             Alan B. Arends

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Rockne G. Flowers

hereby  constitute  and appoint  Erroll B. Davis,  Jr.,  William D. Harvey,  and
Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said
Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 9th day of September, 1999.

                                             /s/ Rockne G. Flowers
                                             Rockne G. Flowers

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                     Lee Liu

hereby  constitute  and appoint  Erroll B. Davis,  Jr.,  William D. Harvey,  and
Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said
Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 10th day of September, 1999.

                                             /s/ Lee Liu
                                             Lee Liu

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Katharine C. Lyall

hereby  constitute  and appoint  Erroll B. Davis,  Jr.,  William D. Harvey,  and
Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said
Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 10th day of September, 1999.

                                             /s/ Katharine C. Lyall
                                             Katharine C. Lyall

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Arnold M. Nemirow

hereby  constitute  and appoint  Erroll B. Davis,  Jr.,  William D. Harvey,  and
Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said
Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 10th day of September, 1999.

                                             /s/ Arnold M. Nemirow
                                             Arnold M. Nemirow

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Milton E. Neshek

hereby  constitute  and appoint  Erroll B. Davis,  Jr.,  William D. Harvey,  and
Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said
Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 10th day of September, 1999.

                                             /s/ Milton E. Neshek
                                             Milton E. Neshek

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Jack R. Newman

hereby  constitute  and appoint  Erroll B. Davis,  Jr.,  William D. Harvey,  and
Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said
Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 9th day of September, 1999.

                                             /s/ Jack R. Newman
                                             Jack R. Newman

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Judith D. Pyle

hereby  constitute  and appoint  Erroll B. Davis,  Jr.,  William D. Harvey,  and
Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said
Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 10th day of September, 1999.

                                             /s/ Judith D. Pyle
                                             Judith D. Pyle

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Robert D. Ray

hereby  constitute  and appoint  Erroll B. Davis,  Jr.,  William D. Harvey,  and
Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said
Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 10th day of September, 1999.

                                             /s/ Robert D. Ray
                                             Robert D. Ray

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Robert W. Schlutz

hereby  constitute  and appoint  Erroll B. Davis,  Jr.,  William D. Harvey,  and
Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said
Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 10th day of September, 1999.

                                             /s/ Robert W. Schlutz
                                             Robert W. Schlutz

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                              Wayne H. Stoppelmoor

hereby  constitute  and appoint  Erroll B. Davis,  Jr.,  William D. Harvey,  and
Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said
Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 13th day of September, 1999.

                                             /s/ Wayne H. Stoppelmoor
                                             Wayne H. Stoppelmoor

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Anthony R. Weiler

hereby  constitute  and appoint  Erroll B. Davis,  Jr.,  William D. Harvey,  and
Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Power and Light Company (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said
Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 10th day of September, 1999.

                                             /s/ Anthony R. Weiler
                                             Anthony R. Weiler